UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On March 14, 2018, Casella Waste Systems, Inc. (the “Company”) announced two transactions relating to certain of its industrial revenue bonds.
The Company announced an offering of $15.0 million aggregate principal amount of Finance Authority of Maine (“FAME”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2015R-2 (the “FAME Bonds”), under an indenture between FAME and the bond trustee. The FAME Bonds represent the drawdown of the remainder of the FAME 2015 solid waste disposal revenue bonds, the initial proceeds of which, in the amount of $15.0 million, were loaned to the Company in August 2015 (the “Initial FAME Bonds”). The FAME Bonds will be guaranteed by all or substantially all of the Company’s subsidiaries (the “Guarantors”), pursuant to the terms of the indenture. The FAME Bonds have a final maturity of August 1, 2035. The FAME Bonds are not a general or contingent obligation of FAME, or of the State of Maine, and are payable solely from amounts received the Company under the indenture. The net proceeds of the FAME Bonds will be loaned to the Company to enable it to finance or refinance the costs of certain of the Company’s solid waste landfill facilities and solid waste collection, organics and transfer, recycling and hauling facilities in Maine and the issuance of the FAME Bonds.
The Company also announced that it has commenced the remarketing of $16.0 million aggregate principal amount of Vermont Economic Development Authority (“VEDA”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2013 (the “VEDA Bonds” and, together with the FAME Bonds, the “Bonds”). The VEDA Bonds were originally issued on April 4, 2013 and have a final maturity of April 1, 2036. Pursuant to the indenture under which the VEDA Bonds were offered, the interest rate period under which the VEDA Bonds were previously issued is expiring on April 2, 2018 and accordingly the VEDA Bonds are being remarketed at a new interest rate for a new interest rate period. The VEDA Bonds have been guaranteed by all or substantially all of the Company’s subsidiaries, pursuant to the terms of the indenture. The VEDA Bonds are not a general or contingent obligation of VEDA, or of the State of Vermont, and are payable solely from amounts received from the Company under the VEDA Bonds indenture. Casella has issued a notice of a mandatory tender for the VEDA Bonds with respect to the expiring interest rate period. The remarketing is expected to become effective on April 2, 2018.
As of December 31, 2017, assuming the FAME Bonds had been issued on that date and the proceeds of the Bonds, net of estimated transaction costs, had been applied to the repayment of amounts outstanding under the Company’s senior credit facility (the “Senior Credit Facility”), the Company and the Guarantors would have had approximately $502.2 million of aggregate outstanding indebtedness (excluding approximately $22.5 million of outstanding undrawn letters of credit, an additional $111.9 million of unused commitments issued under the Senior Credit Facility and approximately $3.7 million of restricted cash held under the indenture governing the FAME Bonds for additional capital costs of certain capital projects in the State of Maine) under the following debt arrangements: $25.5 million under the revolving credit line available under the Senior Credit Facility, $346.5 million of term loans under the Senior Credit Facility, approximately $107.0 million of industrial revenue bonds (excluding the $15.0 million principal amount of the FAME Bonds) comprised of $25.0 million principal amount of the Finance Authority of Maine Series 2005 solid waste disposal revenue bonds, $15.0 million principal amount of the Initial FAME Bonds, $16.0 million principal amount of the Vermont Economic Development Authority solid waste disposal revenue bonds, $11.0 million principal amount of the Business Finance Authority of the State of New Hampshire solid waste disposal revenue bonds, and $40.0 million principal amount of New York State Environmental Facilities Corporation solid waste disposal revenue bonds, and $8.2 million of additional indebtedness outstanding, including capital leases and seller financing notes. The terms of the Company’s existing indebtedness permit the Company to incur additional debt.
The Bonds are being offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The interest rate period, interest rate and timing of the offerings of the Bonds will depend upon market conditions and other factors and there can be no assurance that the offerings will be completed.
The Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
A copy of the Company’s press release announcing the offering of the FAME Bonds and the remarketing of the VEDA Bonds and the issuance of a notice of a mandatory tender of the VEDA Bonds, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto shall constitute an offer to sell or the solicitation of an offer to buy the Bonds, nor shall there be any sale of the Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated March 14, 2018, relating to the drawdown of the FAME Bonds and the remarketing of the VEDA Bonds.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements”, including, among others, the Company’s intention to issue the FAME Bonds and its expectations regarding the use of proceeds of the FAME Bonds, and the Company’s intention to remarket the VEDA Bonds. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions, the Company’s ability to consummate the offering of the FAME Bonds, and the Company’s ability to consummate the remarketing of the VEDA Bonds. There can be no assurance that the Company will be able to complete the proposed offering of the FAME Bonds and/or remarketing of the VEDA Bonds on the anticipated terms, or at all. These additional risks and uncertainties include, without limitation, those detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2017. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: March 14, 2018	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

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